SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934


               Date of Report  (Date of earliest event reported):
                              October 29, 1999

                        American Italian Pasta Company
             (Exact name of registrant as specified in its charter)


Delaware                              001-13403           84-1032638
(State or other jurisdiction          (Commission         (IRS Employer
     of incorporation)                File Number)        Identification No.)


Address of principal executive offices: 1000 Italian Way, Excelsior Springs, MO 64024

Registrant's telephone number, including area code: (816) 502-6000


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5.   OTHER EVENTS.

See attached as an Exhibit to this Form 8-K a News Release released October 27, 1999 concerning the announcement of financial results and the announcement of first international expansion.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit No.      Document
      -----------      --------
        (99)           Additional Exhibits
        99.1           Press Release issued by American Italian Pasta Company
                       dated October 27, 1999.

ITEM 8.   CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

Not applicable.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               AMERICAN ITALIAN PASTA COMPANY


Date:  October 29, 1999          By /s/ Warren B. Schmidgall
                                    -----------------------------------------
                                    Warren B. Schmidgall,
                                    Senior Vice President and
                                    Chief Financial Officer

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                             INDEX OF EXHIBITS
                             -----------------

Exhibit No.       Description
-----------       -----------

99.1              Press Release